EXHIBIT 10.6

SECURITY AGREEMENT

Latin Node, Inc.

Latin Node, LLC

Latinode Communications Corporation

NSite Software, LLC

Tropical Star Communications, Inc.

TS Telecommunications, Inc.

Total Solutions Telecom, Inc.

(jointly, severally and collectively, “Debtor”)

Elandia, Inc.

1500 Cordova Road, #312

Ft. Lauderdale, FL 33316

(“Secured Party”)

February 16, 2007

For value received and to secure payment and performance of any and all obligations of Debtor (also referred to herein as “Borrower”) to Secured Party however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, and whether or not evidenced by a Loan Document (as defined below), including swap agreements (as defined in 11 U.S.C. §101), future advances, and all costs and expenses incurred by Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, “Obligations”), Debtor hereby grants to Secured Party a continuing security interest in and lien upon the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non cash proceeds and products thereof (collectively, “Collateral”):

(ii) all accounts (including, without limitation, cash and cash accounts), accounts receivable, contracts and contract rights, chattel paper, documents, instruments, general intangibles, and other forms of obligation and rights to the payment of money or other property, presently owned or hereafter acquired by any Debtor;

(iii) all inventory, including all goods, merchandise, materials, components, work in process, finished goods, and other tangible personal property presently owned or hereafter acquired by any Debtor and held for sale, lease, consumption, or other use in any Debtor’s business, and all additions, accessions, replacements and substitutions with respect thereto;

(iv) all insurance proceeds, refunds, and premium rebates, whether or not any lender or the Secured Party is the loss payee thereof, including, without limitation, proceeds of fire and credit insurance, to the extent that any such proceeds, refunds and premiums are related to any of the foregoing;

(v) all claims for tax refunds, whether now existing or hereafter arising, of any Debtor against any city, county, state or federal government or any agency or authority or other subdivision thereof, and the proceeds thereof;

(vi) all contract rights, intellectual property, and general intangibles of every kind, character and description, both now owned and hereafter acquired, including, without limitation, goodwill, trademarks, copyrights, service marks, domain names, codes, scripts, works of authorship relating any Web site, trade styles, trade names, patents, applications for any of the foregoing and deposit accounts;

(vii) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing, including the rights of stoppage in transit;

(viii) all of Debtor’s stock, ownership interest, partnership interest or other equity interest whatsoever in any subsidiary corporation, limited liability company, partnership, joint venture, association, entity or other organization located in the United States (“Equity Interests”); and

(ix) to the extent not otherwise included, all proceeds, products, substitutions, and accessions of or to any and all of the foregoing and all collateral security, indemnities, warranties and guaranties given by any person with respect to any of the foregoing.

The term Collateral excludes any property, right or interest in which a security interest may not be granted under applicable law.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral. Except as otherwise provided in the Credit Agreement (as defined below) and the schedules thereto, the Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to and approved by Secured Party, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to or approved in writing by Secured Party. Without limiting the generality of the foregoing provisions of this paragraph, all Collateral is located on or within real property owned by Debtor and not subject to any debts other than as set forth in the Credit Agreement and the schedules thereto.

NAME AND OFFICES; JURISDICTION OF ORGANIZATION. The name of Debtor appearing at the beginning of this Agreement are each Debtor’s exact legal name and the address set forth below each Debtor’s signature block is the of the chief executive office. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the five years preceding the date hereof except as previously reported in writing to Secured Party. Debtor has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to Secured Party. Debtor is organized under the laws of the State of Florida and has not changed the jurisdiction of its organization within the five years preceding the date hereof except as previously reported in writing to Secured Party.

TITLE/TAXES. Except as otherwise provided in the Credit Agreement and the schedules thereto, Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except as permitted herein).

Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Secured Party may discharge taxes, liens (other than Permitted Liens as defined in the Credit Agreement), security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Secured Party, on demand, for any such payment made by Secured Party. Any amounts so paid shall be added to the Obligations.

WAIVERS. Debtor agrees not to assert against Secured Party as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral or against any other party liable to Secured Party for all or any part of the Obligations. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Secured Party’s remedies against any Collateral. All rights of Secured Party and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor receives any notice of): (i) any lack of validity or enforceability of any Loan Document; (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document; or (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment or non-perfection of any collateral, or any release of or modifications to or insufficiency, unenforceability or enforcement of the obligations of any guarantor or other obligor. To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Secured Party; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

NOTIFICATIONS; LOCATION OF COLLATERAL. Debtor will notify Secured Party in writing at least 30 days prior to any change in: (i) Debtor’s chief place of business and/or residence; (ii) Debtor’s name or identity; (iii) Debtor’s corporate/organizational structure; or (iv) the jurisdiction in which Debtor is organized. In addition, Debtor shall promptly notify Secured Party of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Debtor will keep Collateral at the location(s) previously provided to Secured Party until such time as Secured Party provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Secured Party’s liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that the Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating, normal wear and tear excepted. Debtor shall immediately notify Secured Party of any material loss or damage to Collateral. Debtor shall not permit any item of Collateral to become a fixture to real estate or an accession to other personal property unless such property is also Collateral hereunder. Debtor represents it is in compliance in all respects with all laws, rules and regulations applicable to the Collateral and its properties, operations, business, and finances.

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force property insurance on the Collateral with a Lender’s Loss Payable Endorsement in favor of Secured Party and commercial general liability insurance naming Secured Party as Additional Insured. Such insurance is to be in form and amounts satisfactory to Secured Party and issued by reputable insurance carriers satisfactory to Secured Party. All such policies shall provide to Secured Party a minimum of 30 days written notice of cancellation. Debtor shall furnish to Secured Party such policies, or other evidence of such policies satisfactory to Secured Party. If Debtor fails to obtain or maintain in force such insurance or fails to furnish such evidence, Secured Party is authorized, but not obligated, to purchase any or all insurance or “Single Interest Insurance” protecting such interest as Secured Party deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtor’s expense. In such event, Debtor agrees to reimburse Secured Party for the cost of such insurance and Secured Party may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Secured Party the proceeds of all property insurance covering the Collateral up to the amount of the Obligations and directs any insurer to make payments directly to Secured Party. Debtor hereby appoints Secured Party its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and bind Debtor as to the amount of said recovery, to designate payee of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Debtor agrees not to exercise any of the foregoing powers granted to Secured Party without Secured Party’s prior written consent.

FINANCING STATEMENTS, CERTIFICATES OF TITLE, POWER OF ATTORNEY. Except as otherwise provided in the Credit Agreement and the schedules thereto, no financing statement (other than any filed or approved in writing by Secured Party) covering any Collateral is on file in any public filing office. Debtor authorizes the filing of one or more financing statements covering the Collateral in form satisfactory to Secured Party, and without Debtor’s signature where authorized by law, agrees to deliver certificates of title on which Secured Party’s lien has been indicated covering any Collateral subject to a certificate of title statue, and will pay all costs and expenses of filing or applying for the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Secured Party to be desirable. Debtor hereby agrees to deliver any certificates evidencing Equity Interests to Secured Party together with all endorsements, stock powers or assignments. Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents, instruments or applications that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Secured Party nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact. Debtor ratifies all acts of Secured Party as attorney-in-fact. Debtor agrees to take such other actions, at Debtor’s expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure and preserve Secured Party’s intended priority position. If certificates, passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Secured Party to be properly protected, including perfection by notation thereon or delivery thereof to Secured Party.

CONTROL. Debtor will cooperate with Secured Party in obtaining control with respect to Collateral consisting of electronic chattel paper.

CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES. Except as otherwise provided in the Credit Agreement and the schedules thereto, Debtor warrants that Collateral consisting of chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Secured Party in writing; and (iii) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral except as to which Debtor has notified Secured Party in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein, without prior written consent of Secured Party. Debtor will not create any tangible chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper. Debtor will not create any electronic chattel paper without taking ail steps deemed necessary by Secured Party to confer control of the electronic chattel paper upon Secured Party in accordance with the UCC.

ACCOUNT INFORMATION. From time to time, at Secured Party’s request, Debtor shall provide Secured Party with schedules describing all accounts, including customers’ addresses, created or acquired by Debtor and at Secured Party’s request shall execute and deliver written assignments of contracts and other documents evidencing such accounts to Secured Party. Together with each schedule, Debtor shall, if requested by Secured Party, furnish Secured Party with copies of Debtor’s sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof.

ACCOUNT DEBTORS. If a Default should occur, Secured Party shall have the right to notify the account debtors obligated on any or all of the Collateral to make payment thereof directly to Secured Party and Secured Party may take control of all proceeds of any such Collateral, which rights Secured Party may exercise at any time. The cost of such collection and enforcement, including attorneys’ fees and expenses, shall be borne solely by Debtor whether the same is incurred by Secured Party or Debtor. If a Default should occur or upon demand of Secured Party, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Secured Party, over which Secured Party also has the power of withdrawal. If a Default should occur, no discount, credit, or allowance shall be granted by Debtor to any account debtor and no return of merchandise shall be accepted by Debtor without Secured Party’s consent. Secured Party may, after Default, settle or adjust disputes and claims directly with account debtors for amounts and upon terms that Secured Party considers advisable, and in such cases Secured Party will credit the Obligations with the net amounts received by Secured Party, after deducting all of the expenses incurred by Secured Party. Debtor agrees to indemnify and defend Secured Party and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral.

GOVERNMENT CONTRACTS. If any Collateral covered hereby arises from obligations due to Debtor from any governmental unit or organization, Debtor shall immediately notify Secured Party in writing and execute all documents and take all actions deemed necessary by Secured Party to ensure recognition by such governmental unit or organization of the rights of Secured Party in the Collateral.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor’s inventory. If a Default should occur or upon demand of Secured Party, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special Secured Party account maintained with Secured Party, over which Secured Party also has the power of withdrawal. Debtor agrees to notify Secured Party immediately in the event that any inventory purchased by or delivered to Debtor is evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title and to deliver such document to Secured Party upon request.

INSTRUMENTS, CHATTEL PAPER, DOCUMENTS. Any Collateral that is, or is evidenced by, instruments, chattel paper or negotiable documents will be property assigned to and the originals of any such Collateral in tangible form deposited with and held by Secured Party, unless Secured Party shall hereafter otherwise direct or consent in writing. Secured Party may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Secured Party shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein, and by way of explanation and not by way of limitation, Secured Party shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral.

TRANSFER OF COLLATERAL. Secured Party may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Secured Party with respect to the property so transferred and delivered, and Secured Party shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Secured Party shall retain all rights and powers hereby given.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Secured Party, or any of its agents, shall have the right, at intervals to be determined by Secured Party and without hindrance or delay, at Debtor’s expense, to inspect, audit, and examine the Collateral and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor’s business or any other transaction between the parties hereto. Debtor will at its expense furnish Secured Party copies thereof upon request. For the further security of Secured Party, it is agreed that Secured Party has and is hereby granted a security interest in all books and records of Debtor pertaining to the Collateral.

COMPLIANCE WITH LAW. Debtor will comply with all federal, state and local laws and regulations, applicable to it, including without limitation, environmental and labor laws and regulations, in the creation, use, operation, manufacture and storage of the Collateral and the conduct of its business.

REGULATION U. None of the proceeds of the credit secured hereby shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System (“Regulation U”), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan a “Purpose Credit” within the meaning of Regulation U.

ATTORNEYS’ FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Secured Party’s reasonable expenses incurred in enforcing this Security Agreement and in preserving and liquidating Collateral, including but not limited to, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. A “Default” hereunder shall mean any “Event of Default” as defined in the Credit Agreement executed on or of even date herewith between Debtor, Guarantors (as defined therein) and Secured Party (“Credit Agreement”).

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Secured Party shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtor’s premises; (ii) to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; (iii) to exercise its right of set-off or bank lien as to any monies of Debtor deposited in accounts of any nature maintained by Debtor with Secured Party or affiliates of Secured Party, without advance notice, regardless of whether such accounts are general or special; (iv) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Secured Party, at either private or public sale (at which public sale Secured Party may be the purchaser) with or without having the Collateral physically present at said sale. Any notice of sale, disposition or other action by Secured Party required by law and sent to Debtor at Debtor’s address shown below its signature block, or at such other address of Debtor as may from time to time be shown on the records of Secured Party, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor’s address as provided herein. Secured Party shall be, entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Secured Party with respect to any of the Collateral, to Obligations in such order and manner as Secured Party may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Secured Party in a recognized market for such collateral without providing notice of sale. Debtor waives any and all requirements that the Secured Party sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

REMEDIES ARE CUMULATIVE. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

INDEMNIFICATION. Debtor shall protect, indemnify and save harmless Secured Party from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Damages”) imposed upon, incurred by or asserted against Secured Party on account of (i) the Loan Documents or any failure or alleged failure of Debtor to comply with any of the terms or representations of this Agreement: (ii) any claim of loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof, (iii) any failure or alleged failure of Debtor to comply with any law, rule or regulation applicable to the Collateral or the use, occupancy or operation of the Collateral (including, without limitation, the failure to pay any taxes, fees or other charges), (iv) any Damages whatsoever by reason of any alleged action, obligation or undertaking of Secured Party relating in any way to or any matter contemplated by the Loan Documents, or (v) any claim for brokerage fees or such other commissions relating to the Collateral or any other Obligations; provided that such indemnity shall be effective only to the extent of any Damages that may be sustained by Secured Party in excess of any net proceeds received by it from any insurance of Debtor (other than self-insurance) with respect to such Damages. Nothing contained herein shall require Debtor to indemnify Secured Party for any Damages resulting from Secured Party’s gross negligence or its willful misconduct. The indemnity provided for herein shall survive payment of the Obligations and shall extend to the officers, directors, employees and duly authorized agents of Secured Party. In the event Secured Party incurs any Damages arising out of or in any way relating to the transaction contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such Damages shall be added to the Obligations, shall bear interest, to the extent permitted by law, at the interest rate borne by the Obligations from the date incurred until paid and shall be payable on demand.

MISCELLANEOUS. (i) Amendments and Waivers. No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by Debtor and an officer of Secured Party. No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. (ii) Assignment. All rights of Secured Party hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Secured Party, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Secured Party, and any attempt by Debtor to assign without Secured Party’s prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) Applicable Law; Conflict Between Documents. This Security Agreement shall be governed by and construed under the law of the jurisdiction named in the address of the Secured Party shown on the first page hereof (the “Jurisdiction”) without regard to that Jurisdiction’s conflict of laws principles, except to the extent that the UCC requires the application of the law of a different jurisdiction. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) Jurisdiction. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state identified as the Jurisdiction above. (v) Severability. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) Notices. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, delivered and effective as set forth in the Credit Agreement. (vii) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (viii) Joint and Several Liability. If more than one party has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (ix) Binding Contract. Debtor by execution and Secured Party by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

DEFINITIONS. Loan Documents. The term “Loan Documents” refers to all documents, including this Agreement and the Credit Agreement, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtor or others, commitment letters that survive closing, loan agreements, promissory notes, guaranty agreements, deposit or other similar agreements, other security agreements, pledge agreements, letters of credit and applications for letters of credit, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. § 101). UCC. “UCC” means the Uniform Commercial Code as presently and hereafter enacted in the Jurisdiction. Terms defined in the UCC. Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or any other Loan Document has the meaning given to the term in the UCC.

[Signatures Begin on Following Page]

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed under seal.

Signed, sealed and delivered in the presence of:	LATIN NODE, INC., a Florida corporation

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, President

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)
Signed, sealed and delivered in the presence of:	LATIN NODE, LLC, a Florida limited liability company

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, Manager

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)
Signed, sealed and delivered in the presence of:	LATINODE COMMUNICATIONS CORPORATION, a Florida corporation

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, President

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)

Signed, sealed and delivered in the presence of:	NSITE SOFTWARE, LLC, a Florida limited liability company

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, Manager

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)

Signed, sealed and delivered in the presence of:	TROPICAL STAR COMMUNICATIONS, INC., a Florida corporation

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, President

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)

Signed, sealed and delivered in the presence of:	TS TELECOMMUNICATIONS, INC., a Florida corporation

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, President

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)

Signed, sealed and delivered in the presence of:	TOTAL SOLUTIONS TELECOM, INC., a Florida corporation

/s/ Carlos A. Mas	By:	/s/ Jorge Granados
(Signature)		Jorge Granados, President

Carlos A. Mas
(Print Name)	Address:9800 NW 41 St., #200, Miami, FL 33178

/s/ Seth P. Joseph
(Signature)

Seth P. Joseph
(Print Name)

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